UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Investor Home https://preview.invesco.prd.invesco.net/portal/site/us/ Accounts & Services http://preview.invesco.prd.invesco.net/portal/site/us/myaccount/ Retail Proxy Voting Tools: http://preview.invesco.prd.invesco.net/portal/site/us/proxyv/?view=0&uicon=1 http://preview.invesco.prd.invesco.net/portal/site/us/proxyv/ Accounts & Services · Account Access https://preview.invesco.prd.invesco.net/portal/site/us/accountaccess/ · Retirement Plan Manager (RPM) https://www3.financialtrans.com/tf/Trac?tx=SponsorDisclaim&cz=50008122715 · Service Center http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.13093521b629874d3e566943acd8fba0/ · Tax Center http://preview.invesco.prd.invesco.net/portal/site/us/taxcenter/ · Retail Proxy Voting http://preview.invesco.prd.invesco.net/portal/site/us/proxyv/ · Closed-end Proxy Voting http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.000fc42d73bb2cbcf89540db730ffba0/ Retail Proxy Voting Information Merger Funds Proxy statements were mailed on or about January 28, 2011, to shareholders of record as of the close of business on January 14, 2011 for the Invesco Retail Funds. The purpose of the proxy statements, among other things, is to approve an agreement and plan of reorganization. The proxy statement contains disclosure information about the proposal for which votes have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below. The Shareholder Meeting was held on April 14, 2011, as scheduled and adjourned until May 11, 2011, adjourned until June 30, 2011, and further adjourned until September 14, 2011 at 3:15 p.m. Central Time in order to solicit additional votes. The reconvened meeting will be held at the same location. Although the shareholder meeting has been adjourned until September 14, 2011, you still have time to vote your fund’s shares. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below. Related Links · InFocus: Update Regarding Consolidation Proposals for Invesco Funds http://preview.invesco.prd.invesco.net/pdf/IFPROX-FLY-3-E.pdf?contentGuid=34ef530b3c4ef210VgnVCM1000000a67bf0aRCRD (PDF) (6/30/11) HYPERLINK ALERT The webpage you are about to visit is not maintained by Invesco Distributors, Inc. Proxy Tool Target Fund CUSIP Symbol Acquiring Fund CUSIP Symbol Please select a fund using the button above.

How to vote You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations. By Internet You may vote your shares at www.proxy-direct.com http://preview.invesco.prd.invesco.net/portal/site/us/proxyv/ unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com http://preview.invesco.prd.invesco.net/portal/site/us/proxyv/. HYPERLINK ALERT Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site. By Telephone Call toll-free 1.800.337.3503 to vote for the Invesco Retail Funds. Enter the control number listed on the proxy card and follow the recorded instructions. By Mail Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing. In Person The shareholder meeting for the Invesco Retail Funds will be held on September 14, 2011. Please notify Invesco at 1.800.952.3502 if you plan to attend the meeting. If you have any questions... If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.959.4246 any business day between 7:00 a.m. and 6:00 p.m. CT. If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote. Prospectuses http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.b502dd8796642f397a4d896ee14bfba0/ | Help http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.596ec7d9a964cce080904a10f14bfba0/ | Site Map http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.cef8503ee8114d86ac666326e14bfba0/ | Terms of Use http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.103c7a671c9e59ea13030e75f14bfba0/ | Privacy http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.5d1ab22a41d570fa13030e75f14bfba0/ | Legal Information http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.53e7cf93cad26d8e8a131410e14bfba0/ | Business Continuity Plan http://preview.invesco.prd.invesco.net/portal/site/us/template.DETAIL/menuitem.53e7cf93cad26d8e8a131410e14bfba0/?contentGuid=dbbcd79a4525a010VgnVCM10000030b4bf0aRCRD Follow Us: https://twitter.com/InvescoUS http://www.linkedin.com/company/invesco-ltd http://fusion.google.com/add?feedurl=https://twitter.com/statuses/user_timeline/240826569.rss NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE Before investing, investors should carefully read the prospectus and/or summary prospectus http://www.invesco.com/fundprospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisers for a prospectus/summary prospectus. All data provided by Invesco unless otherwise noted. Invesco Distributors, Inc. is a U.S. distributor for retail mutual funds, exchange-traded funds, institutional money market funds and unit investment trusts. Van Kampen Funds Inc. is a sponsor of unit investment trusts. Both entities are wholly owned, indirect subsidiaries of Invesco Ltd. Invesco Distributors, Inc. 06/2011 ©2011 Invesco Ltd. All rights reserved.

Investor Home https://preview.invesco.prd.invesco.net/portal/site/us/ Accounts & Services http://preview.invesco.prd.invesco.net/portal/site/us/myaccount/ Retail Proxy Voting Tools: http://preview.invesco.prd.invesco.net/portal/site/us/template.DETAIL/menuitem.aa3314342ec601950cff3631e14bfba0?contentGuid=14b3cc8d81569210VgnVCM1000000a67bf0aRCRD&view=0&uicon=1 http://preview.invesco.prd.invesco.net/portal/site/us/template.DETAIL/menuitem.aa3314342ec601950cff3631e14bfba0?contentGuid=14b3cc8d81569210VgnVCM1000000a67bf0aRCRD Accounts & Services · Account Access https://preview.invesco.prd.invesco.net/portal/site/us/accountaccess/ · Retirement Plan Manager (RPM) https://www3.financialtrans.com/tf/Trac?tx=SponsorDisclaim&cz=50008122715 · Service Center http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.13093521b629874d3e566943acd8fba0/ · Tax Center http://preview.invesco.prd.invesco.net/portal/site/us/taxcenter/ · Retail Proxy Voting http://preview.invesco.prd.invesco.net/portal/site/us/proxyv/ · Closed-end Proxy Voting http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.000fc42d73bb2cbcf89540db730ffba0/ Invesco Proxy Information by Fund Invesco Global Advantage Fund 1. Please read the proxy statement http://preview.invesco.prd.invesco.net/pdf/GLG-PXY-1.pdf in full. (PDF) 2. Access some typical questions http://preview.invesco.prd.invesco.net/pdf/GADV-QA-1.pdf that shareholders may have regarding the proxy statement. (PDF) 3. You may vote your shares at www.proxy-direct.com http://www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com http://www.proxyvote.com. Additional fund materials: · Prospectus http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.e7659573b7a236597a4d896ee14bfba0/ (PDF) · Annual Report http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.e7659573b7a236597a4d896ee14bfba0/ (PDF) · Semiannual Report http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.e7659573b7a236597a4d896ee14bfba0/ (PDF) Invesco Technology Sector Fund 1. Please read the proxy statement http://preview.invesco.prd.invesco.net/pdf/I-TEC-PXY-1.pdf in full. (PDF) 2. Access some typical questions http://preview.invesco.prd.invesco.net/pdf/TECS-QA-1.pdf that shareholders may have regarding the proxy statement. (PDF) 3. You may vote your shares at www.proxy-direct.com http://www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com http://www.proxyvote.com. Additional fund materials: · Prospectus http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.e7659573b7a236597a4d896ee14bfba0/ (PDF) · Annual Report http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.e7659573b7a236597a4d896ee14bfba0/ (PDF) Invesco Value Fund 1. Please read the proxy statement http://preview.invesco.prd.invesco.net/pdf/VK-COM-PXY-1.pdf in full. (PDF) 2. Access some typical questions http://preview.invesco.prd.invesco.net/pdf/VAL-QA-1.pdf that shareholders may have regarding the proxy statement. (PDF) 3. You may vote your shares at www.proxy-direct.com http://www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com http://www.proxyvote.com. Additional fund materials: · Prospectus http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.e7659573b7a236597a4d896ee14bfba0/ (PDF) · Annual Report http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.e7659573b7a236597a4d896ee14bfba0/ (PDF) · Semiannual Report http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.e7659573b7a236597a4d896ee14bfba0/ (PDF) Prospectuses http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.b502dd8796642f397a4d896ee14bfba0/ | Help http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.596ec7d9a964cce080904a10f14bfba0/ | Site Map http://preview.invesco ..prd.invesco.net/portal/site/us/menuitem.cef8503ee8114d86ac666326e14bfba0/ | Terms of Use http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.103c7a671c9e59ea13030e75f14bfba0/ | Privacy http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.5d1ab22a41d570fa13030e75f14bfba0/ | Legal Information http://preview.invesco.prd.invesco.net/portal/site/us/menuitem.53e7cf93cad26d8e8a131410e14bfba0/ | Business Continuity Plan http://preview.invesco.prd.invesco.net/portal/site/us/template.DETAIL/menuitem.53e7cf93cad26d8e8a131410e14bfba0/?contentGuid=dbbcd79a4525a010VgnVCM10000030b4bf0aRCRD Follow Us: https://twitter.com/InvescoUS http://www.linkedin.com/company/invesco-ltd http://fusion.google.com/add?feedurl=https://twitter.com/statuses/user_timeline/240826569.rss Invesco Investment Services, Inc. 05/2011 © 2011 Invesco Ltd. All rights reserved.

Thank you for calling Invesco.
If you plan to attend the Invesco Retail Funds Shareholder Meeting Press 1.
If you plan to attend the Joint Annual Meeting of Shareholders for the Invesco Van Kampen Closed-End Funds Press 2.
If you plan to attend the Joint Annual Meeting of Shareholders for the Invesco Closed-End Funds Press 3.

OPTION 1	Thank you for planning to attend the upcoming Shareholder Meeting which has been adjourned until 3:15 p.m. central time on September 14, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 5200]

Again thank you for calling Invesco.

OPTION 2	Thank you for planning to attend the upcoming Joint Annual Meeting of Shareholders for the Invesco Van Kampen Closed-End Funds which has been adjourned until 3:00 p.m. central standard time on July 19, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

Again thank you for calling Invesco.

OPTION 3	Thank you for planning to attend the upcoming Joint Annual Meeting of Shareholders for the Invesco Closed-End Funds currently scheduled for 3:00 p.m. central standard time on July 14, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]